FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of February 8, 2022 (the "Effective Date"), by and among HIGHWATER ETHANOL, LLC, a Minnesota limited liability company ("Borrower"), COMPEER FINANCIAL, PCA, a United States instrumentality, as administrative agent ("Agent"), and the commercial, banking or financial institutions whose signatures appear on the signature pages to the Credit Agreement or which hereafter become parties thereto pursuant to Section 8.12 of the Credit Agreement (each a "Bank" and together the "Banks").

RECITALS

A. Borrower, the Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated March 15, 2021 (as amended, the "Credit Agreement") pursuant to which the Banks agreed to make certain loans and extend certain financial accommodations to Borrower (collectively, the "Loan"). Terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

B. Borrower has requested the modifications and the limited waiver set forth herein, and the Agent and the Banks have agreed to make the requested modifications and to grant such waiver upon the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Modification of Credit Agreement. As of the Effective Date:

   a. Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the following terms:

      "LIBOR Rate"
      "LIBOR Rate Loan"

   b. Section 2.03(h). Section 2.03(h) of the Credit Agreement is hereby amended, restated and replaced in its entirety, as follows:

      (h) **Interest Rate**.

      (i) Subject to the provisions of Sections 2.10 and 2.20, effective as of March 1, 2022, the outstanding principal balance of the Term Revolving Loan and each Term Revolving Loan Advance extended to the Borrower thereafter shall bear interest at a variable rate per annum equal to the greater of (A) Prime Rate, and (B) two percent (2.00%), plus ten (10) basis points. For the avoidance of doubt, the interest rate on each

Term Revolving Loan Advance shall at no time be less than 2.10% per annum.

(ii) The rate of interest due hereunder shall initially be determined as of March 1, 2022, and shall thereafter be adjusted as and when the Prime Rate changes. All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following such change in the Prime Rate. All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date. Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding. In no event shall the Applicable Rate exceed the Maximum Rate.

c. Section 2.04(a). The defined term "Revolving Line of Credit Maturity Date" as defined in Section 2.04(a) of the Credit Agreement is hereby amended, restated and replaced to mean January 22, 2023, the remaining terms of Section 2.04(a) shall remain unchanged.

d. Section 2.04(h). Section 2.04(h) of the Credit Agreement is hereby amended, restated and replaced in its entirety, as follows:

(h) **Interest Rate**.

(i) Subject to the provisions of Section 2.10, effective as of March 1, 2022, each Revolving Line of Credit Advance extended to the Borrower shall bear interest at a variable rate per annum equal to the greater of (A) Prime Rate, and (B) two percent (2.00%), plus ten (10) basis points. For the avoidance of doubt, the interest rate on each Revolving Line of Credit Advance shall at no time be less than 2.10% per annum.

(ii) The rate of interest due hereunder shall initially be determined as of March 1, 2022, and shall thereafter be adjusted as and when the Prime Rate changes. All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following such change in the Prime Rate. All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date. Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding. In no event shall the Applicable Rate exceed the Maximum Rate.

e. Section 2.08. Section 2.08 of the Credit Agreement is hereby amended, restated and replaced in its entirety, as follows:

Section 2.08. **Intentionally Omitted**.

f. Section 2.18. Section 2.18 of the Credit Agreement is hereby amended, restated and replaced in its entirety, as follows:

Section 2.18. **Intentionally Omitted**.

g. Section 2.19. Section 2.19 of the Credit Agreement is hereby amended, restated and replaced in its entirety, as follows:

Section 2.19. **Intentionally Omitted**.

h. No Other Changes. Except as explicitly amended hereunder, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

2. Limited Waiver. Subject to the terms and conditions set forth herein, the Banks hereby waive any Default or Event of Default, which has occurred or which may be deemed to have occurred under Section 5.02(c) of the Credit Agreement as a result of Borrower making Capital Expenditures in excess of the amount permitted thereunder during its 2021 fiscal year.

3. Effect on Credit Agreement. Borrower hereby consents, acknowledges and agrees, to the amendments set forth herein and hereby confirms and ratifies in all respects the Credit Agreement and each other Loan Document to which it is a party (including, without limitation, the continuation of such Borrower's payment and performance obligations thereunder and the continuation and extension of the liens and security interests granted thereunder, in each case upon and after the effectiveness of this Amendment) and to the enforceability of each Loan Document against Borrower in accordance with its terms, except as may be limited by equitable principles relating to or limiting creditors' rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws. The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Bank, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and delivered in connection therewith.

4. Conditions Precedent to Effectiveness of this Amendment. The obligations of Agent and the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

   a. this Amendment duly executed by Borrower; and

   b. all other documents, instruments or agreements reasonably requested by the Agent.

5. Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, and acknowledges as follows:

   a. Borrower has all requisite power and authority to execute and deliver this Amendment, and to perform all of its obligations under this Amendment, and the Credit Agreement as amended hereby, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms;

   b. The execution and delivery by Borrower of this Amendment, and the performance of this Amendment, and the Credit Agreement as amended hereby, have been duly authorized by all necessary limited liability company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or its organization or governance documents, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any

other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; and

c. all of the representations and warranties contained in the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in any of the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7. No Waiver. Except as expressly set forth herein, the execution of this Amendment and any other documents provided for herein or related hereto shall not be deemed to be a waiver of any other Default or Event of Default under the Credit Agreement, or breach, default or event of default under any other Loan Document, whether or not known to the Agent or any Bank and whether or not existing on the date of this Amendment, nor of any rights or remedies the Agent or any Bank may have under the Credit Agreement, the other Loan Documents or applicable law with respect thereto, all of which rights and remedies are specifically reserved in accordance with the terms hereof.

8. Release. Borrower hereby absolutely and unconditionally releases and forever discharges the Agent and each Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, counterclaims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, counterclaims, demands and causes of action are matured or unmatured or known or unknown.

9. Costs and Expenses. Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Agent and each Bank on demand for all costs and expenses incurred by the Agent or Bank in connection with this Amendment and the other Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.

10. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed signature page counterpart to this Amendment via electronic transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. Any party delivering an executed counterpart signature page to this Amendment by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

[Signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

HIGHWATER ETHANOL, LLC,
a Minnesota limited liability company

By: Brian Kletscher
Its: Chief Executive Officer

[Signature page to First Amendment to Third Amended and Restated Credit Agreement]

AGENT:

COMPEER FINANCIAL, PCA,
a United States instrumentality, as Administrative Agent

By Aaron Knewtson
Its Vice President –Food and Agribusiness

BANK:

COMPEER FINANCIAL, PCA,
a United States instrumentality, as Bank

By Aaron Knewtson
Its Vice President –Food and Agribusiness

[Signature page to First Amendment to Third Amended and Restated Credit Agreement]

BANK:

AGCOUNTRY FARM CREDIT SERVICES, PCA,
as a Bank

By: ______________________
Name: Nicole Schwartz
Its: VP Agribusiness and Capital Markets

[Signature page to First Amendment to Third Amended and Restated Credit Agreement]